UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2007

HOLLIS-EDEN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24672	13-3697002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 400 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 587-9333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On March 8, 2007, Hollis-Eden Pharmaceuticals, Inc. issued a press release entitled “Hollis-Eden Announces Cancellation of Acute Radiation Syndrome RFP by Department of Health and Human Services”. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Exhibits.

(d) Exhibits.

99.1	Press Release dated March 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated March 8, 2007

HOLLIS-EDEN PHARMACEUTICALS, INC.

By:	/s/ Eric J. Loumeau
Eric J. Loumeau
Its:	Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 8, 2007.